                                                                     Exhibit 3.1





                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE CRAFTOOL COMPANY, INC.



         THIS IS TO CERTIFY that we, Michael L. Allen, David R. Simon and George
L. Seltzer do hereby associate ourselves into a corporation under and by virtue of Title 14A, Corporations, General, of the New Jersey Statutes.

         FIRST:   The name of the corporation is

                  THE CRAFTOOL COMPANY, INC.

         SECOND: The corporation is organized for the purpose of, and granted all powers necessary or incidental to, engaging in all activities within the purposes for which corporations may be organized under Title 14A, Corporations, General, of the New Jersey Statutes.

         THIRD: The total number of shares of stock authorized is eleven thousand (11,000) which are to be divided into two classes as set forth below:

                  1. Common Stock -  10,000 shares of common stock, all of which shares are without a par or nominal value.

                  2. Preferred Stock - 1,000 shares of preferred stock, all of which shares are without a par or nominal value.

         The Board of Directors shall have the power to divide such classes into series and to determine for any class or series its designation, relative rights, preferences and limitations and to provide that the shares of any class or series may be convertible at the option of the holder or of the corporation or both into shares of any other class or any other series of the same or any other class. The Board of Directors may in the exercise of the above power, issue series of shares of any class which

         a) entitle the holders thereof to cumulative, non-cumulative or partially cumulative dividends;

         b) entitle the holders thereof to receive dividends payable on parity with or in preference to the dividend payable on any other class or series;

         c) entitle the holders thereof to preferential rights upon the liquidation of or upon any distribution of the assets of, the corporation;

         d) are convertible

         e) are redeemable

         f) lack voting rights or have limited voting rights or enjoy special or multiple voting rights.

The Board of Directors shall also have the power to change the designations or number of shares or the relative rights, preferences and limitations of shares, of any class or series of stock, no shares of which have been issued.

         FOURTH: The directors shall have the power to do any act not inconsistent with the laws of New Jersey and are vested with authority to act co-extensive with the fullest possible authority which may be conferred by law.

         FIFTH: The corporation will maintain an initial registered office at 1 Industrial Road, Wood Ridge, New Jersey and Martin Miller is designated as initial registered agent at said address.

         SIXTH: There shall be no less than three directors of the corporation. Initially the three directors shall be Florence Miller, 784 Sunset Avenue, Haworth, New Jersey, Martin Miller, 784 Sunset Avenue, Haworth, New Jersey and John Higgins, 24 Roslyn Lane, New City, New York.


         SEVENTH: The names and addresses of the incorporators are set forth below:


                           Michael L. Allen
                           139 Downey Drive
                           Tenafly, N.J.  07670


                           David R. Simon
                           5 Hickory Road
                           West Orange, N.J.


                           George L. Seltzer
                           Southern Blvd. - Apt. L8
                           Chatham Township, N.J.


         IN WITNESS WHEREOF we have hereunto set

                       [THE CRAFTOOL COMPANY LETTERHEAD]



                                                        February 14, 1969


Secretary of State
State House
Trenton, New Jersey 08625

Dear Sir:

This letter is written to you to authorize the use of the name The Craftool Company, Inc., by a New Jersey Corporation to be formed with that name.

We are currently a New York Corporation, qualified to do business in New Jersey; and immediately upon the formation of the New Jersey Corporation with like name, we shall transfer all of our assets to that Corporation and continue our operations as a New Jersey Corporation.

                                                Very truly yours,

                                                THE CRAFTOOL COMPANY, INC.,


                                                /s/ John F. Higgins
                                                -----------------------------
                                                John F. Higgins,
                                                Executive Vice President.


jfh/ma/b
our hands and seals this 13th day of February, 1969.



                                                      /s/ Michael L. Allen
                                                      -------------------------
                                                      Michael L. Allen

                                                      /s/ David R. Simon
                                                      -------------------------
                                                      David R. Simon

                                                      /s/ George L. Seltzer
                                                      -------------------------
                                                      George L. Seltzer


Signed, sealed and delivered
in the presence of

/s/ Jane M. Hasson
-------------------------------


STATE OF NEW JERSEY:
                           ss.:
COUNTY OF ESSEX    :


         BE IT REMEMBERED, that on this 13th day of February, 1969, before the undersigned, A Notary Public of New Jersey, personally appeared Michael L. Allen, David R. Simon and George L. Seltzer, who I am satisfied are the persons named in and who executed the foregoing certificate, and I having first made known to them, and each of them, the contents thereof, they did each acknowledge they signed and sealed the same as their voluntary act and deed for the uses and purposes therein expressed.


                                                    /s/ Jane M. Hasson
                                                   ----------------------------
                                                   A Notary Public of New Jersey


                                                       JANE M. HASSON
                                                 NOTARY PUBLIC OF NEW JERSEY
                                            My Commission Expires Sept. 15, 1970

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE CRAFTOOL COMPANY, INC.






                          ---------------------------
                            Dated: February 13, 1969
                          ---------------------------



                                                          Filed and Recorded
                                                               Feb. 18 1969
                                                          Robert J. Bushbards
                                                          ___________________
                                                           Secretary of State


SIMON & ALLEN                                             License Fee   $101.00
Counsellors at Law                                        Filing Fee      25.00
744 Broad Street                                          Recording        8.00
Newark, New Jersey  07102                                 Certifying Copy 10.00
                                                          1-SF Standing    5.00
                                                          Sec. of State  ------
                                                                        $149.00

                              THE CRAFTOOL COMPANY

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION



         A. The name of the corporation is THE CRAFTOOL COMPANY, INC., a New Jersey corporation.


         B. Attached hereto is a copy of a Resolution adopted by the Board of Directors of The Craftool Company, Inc. pursuant to the power conferred upon them in Article Third of the Certificate of Incorporation of said company and Subsections 14A:7-2 (2 and 3) of the New Jersey Statutes.


         C. The aforesaid Resolution was duly adopted by the Board of Directors of The Craftool Company, Inc. at a duly constituted meeting held on February 19, 1968.


         D. The Certificate of Incorporation of The Craftool Company, Inc., a New Jersey corporation, is hereby amended so that the designation and number of shares of each class and series acted upon in the aforesaid Resolution, and the relative rights, preferences and limitations of the convertible preferred stock
- series "A" - are as stated in that Resolution.


                                           THE CRAFTOOL COMPANY, INC.
Attest:



/s/ Michael L. Allen                        By:  /s/ John Higgins
-------------------------                      ----------------------------
MICHAEL L. ALLEN,                               JOHN HIGGINS, Executive
Assistant Secretary                                           Vice President

         RESOLVED that the Board of Directors of The Craftool Company, Inc. does hereby designate 350 shares of the authorized preferred stock of the corporation as its "Preferred Stock-Series A"; said stock to have the following relative rights, preferences and Limitations,

     (a) The designation of the series of Preferred Stock created by this resolution shall be "Convertible Preferred Stock-Series A".

     (b) The stated value of the Convertible Preferred Stock shall be $500. per share.

     (c) The dividend rate of Convertible Preferred Stock shall be $10. per share per annum, payable on the first day of January and July in each year, commencing with the first day of July, 1971. Holders of Convertible Preferred Stock shall not be entitled to any dividends, unless said dividends shall be declared at the discretion of the Board of Directors and the dividends payable on said shares shall not be cumulative. No cash dividend shall be payable upon the common stock of the corporation unless the stated dividend of $10. per share for the Convertible Preferred Stock shall have been paid or declared in the subject year.

     (d) The holders of the Convertible Preferred Stock shall be entitled to one vote for each share of said stock standing of record in their respective names.

     (e) The Convertible Preferred Stock shall not be redeemable on or before March 31, 1974; and the redemption price of Convertible Preferred stock shall thereafter be $500. per share.

     (f) The preference of Convertible Preferred Stock are the junior stock of the company as to assets in the event of any liquidation, dissolution or winding up of the company shall, be an amount equal to $500. per share.

     (g) The shares of Convertible Preferred Stock shall not be entitled to the benefit of any sinking fund to be applied for their purchase or redemption.

     (h) The shares of Convertible Preferred Stock shall be convertible, at the option of the holders thereof, at any time from and after the date of the fixing of an initial conversion price at the office of the Company into fully paid and non-assessable shares at a price equal to the initial public offering price of the Company's common stock (without deduction for any commissions or expenses) upon its first such public offering pursuant to a Registration Statement filed with the United States Securities & Exchange Commission (taking the Convertible Preferred Stock at $500. per share); said price to be called the "initial conversion price". In the case of the redemption of any share of the Convertible Preferred Stock such right of conversion shall terminate as to the shares called for redemption, at the close of the day next prior to the date fixed for redemption, unless default shall be made in the payment of the redemption price. The conversion price shall be subject to adjustment from the date of its initial determination upon the terms and conditions hereinafter set forth except that no adjustment shall be made in the event that said adjustment would result in a change of the conversion price of less than 50 cents per share. Upon conversion the Company shall make no payment or adjustment on account of dividends on the Convertible Preferred Stock surrendered for conversion.

         The conversion price of the Convertible Preferred Stock shall be subject to adjustment from time to time after the determination of the initial conversion price as follows:

         (1) In case the Company shall issue any shares of its Common Stock (other than as provided in subparagraph (4) of this paragraph (h)) for a cash consideration per share less than the conversion price in effect immediately prior to the time of such issue, then forthwith upon such issue, said conversion price shall (until another such issue) be reduced to a price (calculated to the nearest cent) determined by dividing (1) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue, multiplied by the then existing conversion price, and (y) the consideration, if any, received by the Company upon such issue, by (2) the total number of shares of Common Stock outstanding immediately after such issue. For the purposes of this paragraph (h), the number of shares of Common Stock outstanding, at any given time, shall not include shares in the treasury of the Company.

         For the purpose of this subparagraph (1), the following provisions shall also be applicable.

         A. In case any dividends on the Common Stock of the Company payable in Common Stock shall be declared or paid by the Company, the Common Stock so issued shall be deemed to have been issued without consideration.

         B. In the case of an issue of additional shares of Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the amount of cash received for such shares (before deducting commission or other costs of such sale).

         C. In case of the issue of any additional shares of Common Stock in payment of any dividends upon any preferred stock of the Company, the Company shall be deemed to have received for such shares a consideration equal to the amount of such dividends so paid.

         (2) In case the Company shall issue any shares of its Common Stock in subdivision of outstanding shares of Common Stock, by reclassification or otherwise, the conversion price then in effect shall be reduced proportionately, and in like manner, in case of any combination of shares of Common Stock, by reclassification or otherwise, the conversion price then in effect shall be proportionately increased.

         (3) In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation, each share of Convertible Preference Stock shall thereafter be convertible into the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the Common Stock of the Company, deliverable upon conversion of such share of Convertible Preference Stock, would have been converted upon such capital reorganization, reclassification of capital stock, consolidation or merger; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holders of the Convertible Stock, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the conversion price) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion of the Convertible Preference Stock.

         (4) Anything in subparagraphs (1) through (3) of this paragraph (h) to the contrary notwithstanding, no adjustment shall be made in the conversion price of the Convertible Preferred Stock.

         A. upon the issuance of Common Stock upon conversion of the Convertible Preference Stock;

         B. upon the exercise of option hereafter granted to officers and employees of the Company and any subsidiaries under any future stock option plan approved by the stockholders of the Company;

         C. upon the issuance of shares of Common Stock for a consideration other than cash or for a consideration a substantial part of which is other than cash; and

         D. In the event of the purchase or other acquisition by the Company of any Common Stock or in the event of the sale or other disposition by the Company of any Common Stock at any time theretofore purchased or otherwise, acquired by it.

                           THE CRAFTOOL COMPANY, INC.



                            CERTIFICATE OF AMENDMENT

                        TO CERTIFICATE OF INCORPORATION



                        -------------------------------
                           Dated: February 19, 1969.
                        -------------------------------




                              Simon & Allen
                              Counsellors at Law
                              744 Broad Street
                              Newark, N. J. 07102


                               Filed and Recorded
                                  Mar. 7 1969
                                Robert M. Falcey
                          Assistant Secretary of State

                                License Fee     None
                                Filing Fee      $20.00
                                Recording         6.00
                                Certifying Copy   5.00
                                Sec. of State
                                                ------
                                                $31.00

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           THE CRAFTOOL COMPANY, INC.


TO:      Secretary of State
         State of New Jersey


         Pursuant to the provisions of Section 14A:9-5 of the New Jersey Business Corporation Act, the undersigned corporation executes the following Restated Certificate of Incorporation:

         FIRST: The name of the corporation is:

                           THE CRAFTOOL COMPANY, INC.

         SECOND: The corporation is organized for the purpose of, and granted all powers necessary or incidental to, engaging in all activities within the purposes for which corporations may be organized under Title 14A, Corporations, General, of the New Jersey Statutes.

         THIRD: A. The corporation shall have authority to issue a total of three million (3,000,000) shares classified as follows:

         Class                      Number

         Common shares              2,500,000 shares
                                    without nominal or
                                    par value

         Preferred stock            500,000 shares
                                    without nominal or
                                    par value

         The Board of Directors shall have the power to divide the preferred stock into series and to determine for any series of the preferred stock its designations, number of shares, relative rights, preferences and limitations and to provide that the shares of preferred stock may be convertible at the option of the holder or of the corporation or both into shares of any other class or any other series of the same or any other class. The Board of Directors may, in the exercise of the above powers, issue series of shares of preferred stock which:

                  1. entitle the holders thereof to cumulative, non-cumulative or partially cumulative dividends;

                  2. entitle the holders thereof to receive dividends greater than, equal to, or less than, dividends payable on any other class or series;

                  3. entitle the holders thereof to preferential rights upon liquidation of or upon any distribution of the assets of the corporation;

                  4. are convertible;

                  5. are redeemable;

                  6. lack voting rights or have limited voting rights or enjoy special or multiple voting rights.

The Board of Directors shall also have the power to change the designations or number of shares or the relative rights, preferences and limitations of shares of preferred stock, none of which has yet been issued.

         B. The Board of Directors has previously designated three hundred fifty
(350) shares of the authorized preferred stock of the corporation as "Convertible Preferred Stock - Series "A", which shares have a stated value of $500.00 per share and have the following relative rights, preferences and limitations:

                  1. The dividend rate of Convertible Preferred Stock - Series "A" shall be $10.00 per share per annum, payable on the first day of January and July in each year, commencing with the first day of July, 1971. Holders of Convertible Preferred Stock - Series "A" shall not be entitled to any dividends, unless said dividends shall be declared at the discretion of the Board of Directors. The dividends payable on said shares shall not be cumulative. No cash dividend shall be payable upon the common shares of the corporation unless the stated dividend of $10.00 per share for the Convertible Preferred Stock - Series "A" shall have been paid or declared in the subject year.

                  2. The holders of the Convertible Preferred Stock - Series "A" shall be entitled to one vote for each share of said stock standing of record in their respective names.

                  3. The Convertible Preferred Stock -

Series "A" shall not be redeemable on or before March 31, 1974; and the redemption price of Convertible Preferred - Series "A" shares shall thereafter be $500.00 per share.

         4. The preference of Convertible Preferred Stock - Series "A" over the common shares of the corporation as to assets in the event of any liquidation, dissolution or winding up of the corporation shall be an amount equal to $500.00 per share.

         5. The shares of Convertible Preferred Stock - Series "A" shall not be entitled to the benefit of any sinking fund to be applied for their purchase or redemption.

         6. The shares of Convertible Preferred Stock - Series "A" shall be convertible, at the option of the holders thereof, at any time from and after the date of the fixing of an initial conversion price at the office of the corporation into fully paid and non-assessable shares at a price equal to the initial public offering price of the corporation's common shares (without deduction for any commissions or expenses) upon its first such public offering pursuant to a Registration Statement filed with the United States Securities and Exchange Commission (taking the Convertible Preferred Stock - Series "A" at $500.00 per share), said price to be called the "initial conversion price". In the case of the redemption of any share of the Convertible Preferred - Series "A", such right of conversion shall terminate as to the shares called for redemption, at the close of the day next prior to the date fixed for redemption, unless default shall be made in the payment of the redemption price. The conversion price shall be subject to adjustment from the date of its initial determination upon the terms and conditions hereinafter set forth except that no adjustment shall be made in the event that said adjustment would result in a change of the conversion price of less than 50 cents per share. Upon conversion the corporation shall make no payment or adjustment on account of dividends on the Convertible Preferred Stock - Series "A" surrendered for conversion.

         The conversion price of the Convertible Preferred Stock - Series "A" shall be subject to adjustment from time to time after the determination of the initial conversion price as follows:

                  a. If the corporation shall issue any of its common shares (other than as provided in subparagraph d of this paragraph 6 for a cash consideration per share less than the conversion price in effect immediately prior to the time of such issue, then forthwith upon such issue, said conversion price shall (until another such issue) be reduced to a price (calculated to the nearest cent) determined by dividing (1) an amount equal to the sum of (x) the number of common shares outstanding immediately prior to such issue, multiplied by the then existing conversion price, and (y) the consideration, if any, received by the corporation upon such issue, by (2) the total number of common shares outstanding immediately after such issue. For the purposes of this paragraph 6, the number of common shares outstanding, at any given time, shall not include shares in the treasury of the corporation.

                  For the purpose of this subparagraph a, the following provisions shall also be applicable:

                           1. In case any dividends on the common shares of the
                  corporation payable in common shares shall be declared or paid by the corporation, the common shares so issued shall be deemed to have been issued without consideration.

                           2. If additional common shares are issued for cash,
                  the consideration received by the corporation therefor shall be deemed to be the amount of cash received for such shares (before deducting commission or other costs of such sale).

                           3. If additional common shares are issued in payment
                  of any dividends upon any preferred shares of the corporation, the corporation shall be deemed to have received for such shares a consideration equal to the amount of such dividends so paid.

                  b. If the corporation shall issue common shares in subdivision of outstanding common shares, by reclassification or otherwise, the conversion prices then in effect shall be reduced proportionately, and, in like manner, if there is any combination of common shares by reclassification or otherwise, the conversion price then in effect shall be proportionately increased.

                  c. If any capital reorganization or any reclassification of the shares of the corporation shall occur or if there is a consolidation or merger of the corporation with another corporation, each share of Convertible Preferred Stock - Series "A" shall thereafter be convertible into the number of shares or other securities or property of the corporation, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the common shares of the corporation, deliverable upon conversion of such share of Convertible Preferred Stock - Series "A" would have been converted upon such capital reorganization, reclassification of shares, consolidation or merger; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holders of the Convertible Preferred Stock - Series "A" to the end that the provisions set forth herein (including the specified changes in and other adjustments of the conversion price) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion of the Convertible Preferred Stock - Series "A".

                  d. Anything in subparagraphs a through c of this paragraph 6 to the contrary notwithstanding, no adjustment shall be made in the conversion price of the Convertible Preferred Stock - Series "A".

                           1. upon the issuance of common shares upon conversion
                  of the Convertible Preferred Stock - Series "A";

                           2. upon the exercise of any option hereafter granted
                  to officers and employees of the corporation and any subsidiaries under any future stock option plan approved by the shareholders of the corporation;

                           3. upon the issuance of common shares for a
                  consideration other than cash
                  or for consideration, a substantial part of which is other than cash; and

                           4. in the event of the purchase or other acquisition
                  by the corporation of any common shares or in the event of the sale or other disposition by the corporation of any common shares at any time theretofore purchased or otherwise acquired by it.

         FOURTH: The Board of Directors shall have the power to do any act not inconsistent with the laws of New Jersey and is hereby vested with authority to act co-extensive with the fullest possible authority which may be conferred by law.

         FIFTH: There shall be no less than three (3) directors of the corporation. The names and addresses of the three (3) current directors are as follows:

         Name                               Address

         Martin Miller                      1 Industrial Road
                                            Wood-Ridge, New Jersey 07075

         John Higgins                       1 Industrial Road
                                            Wood-Ridge, New Jersey 07075

         Florence Miller                    1 Industrial Road
                                            Wood-Ridge, New Jersey 07075

         SIXTH: The address of the corporation's registered office is 1 Industrial Road, Wood-Ridge, New Jersey 07075, and the name of the corporation's registered agent at such address is Martin Miller.


         Dated this 26th day of February, 1970.


                                               THE CRAFTOOL COMPANY, INC.


                                               By: /s/ Martin Miller
                                                   ------------------------
                                                   Martin Miller
                                                   President

                           THE CRAFTOOL COMPANY, INC.


TO:      Secretary of State
         State of New Jersey


         Pursuant to the provisions of Section 14A:9-5(5) of the New Jersey Business Corporation Act, the undersigned corporation executes the following
Certificate:

         a. The name of the corporation is THE CRAFTOOL COMPANY, INC.

         b. The attached Restated Certificate of Incorporation of THE CRAFTOOL COMPANY, INC. was approved by the Board of Directors on February 17, 1970, and thereafter adopted by the shareholders of the corporation on February 25, 1970.

         c. The number of shares of the corporation issued and outstanding at the time of the adoption of the Restated Certificate of Incorporation was 8,834 common shares and 350 shares of Convertible Preferred Stock - Series "A", all of which were entitled to vote thereon. The number of shares that were voted for and against such adoption were as follows:

                           In Favor of Adoption      Opposed to Adoption
                           --------------------      -------------------
Common shares                      8834                       None

Preferred stock                     350                       None


         d. The amendments of the Certificate of Incorporation adopted concurrently with the adoption of the Restated Certificate of Incorporation were as follows:

         Articles "THIRD" and "FOURTH" of the Certificate of Incorporation were deleted in their entirety, and in place thereof the following articles were adopted:

         THIRD: A. The corporation shall have authority to issue a total of three million (3,000,000) shares classified as follows:

         Class                              Number
         -----                              ------
         Common shares                      2,500,000 shares
                                            without nominal or
                                            par value

         Preferred stock                    500,000 shares
                                            without nominal or
                                            par value

         The Board of Directors shall have the power to divide the preferred stock into series and to determine for any series of the preferred stock its designations, number of shares, relative rights, preferences and limitations and to provide that the shares of preferred stock may be convertible at the option of the holder or of the corporation or both into shares of any other class or any other series of the same or any other class. The Board of Directors may, in the exercise of the above powers, issue series of shares of preferred stock which:

                  1. entitle the holders thereof to cumulative, non-cumulative or partially cumulative dividends;

                  2. entitle the holders thereof to receive dividends greater than, equal to, or less than, dividends payable on any other class or series;

                  3. entitle the holders thereof to preferential rights upon liquidation of or upon any distribution of, the assets of the corporation;

                  4. are convertible;

                  5. are redeemable;

                  6. lack voting rights or have limited voting rights or enjoy special or multiple voting rights.

The Board of Directors shall also have the power to change the designations or number of shares or the relative rights, preferences and limitations of shares of preferred stock, none of which has yet been issued.

         B. The Board of Directors has previously designated three hundred fifty
(350) shares of the authorized preferred stock of the corporation as Convertible Preferred Stock - Series "A", which shares have a stated value of $500.00 per share and have the following relative rights, preferences and limitations:

                  1. The dividend rate of Convertible Preferred Stock - Series "A" shall be $10.00 per share per annum, payable on the first day of January and July in each year, commencing with the first day of July, 1971. Holders of Convertible Preferred Stock - Series "A" shall not be entitled to any dividends, unless said dividends shall be declared at the discretion of the Board of Directors. The dividends payable on said shares shall not be cumulative. No cash dividend shall be payable upon the common shares of the corporation unless the stated dividend of $10.00 per share for the Convertible Preferred Stock - Series "A" shall have been paid or declared in the subject year.

                  2. The holders of the Convertible Preferred Stock - Series "A" shall be entitled to one vote for each share of said stock standing of record in their respective names.

                  3. The Convertible Preferred Stock - Series "A" shall not be redeemable on or before March 31, 1974; and the redemption price of Convertible Preferred - Series "A" shares shall thereafter be $500.00 per share.

                  4. The preference of Convertible Preferred Stock - Series "A" over the common shares of the corporation as to assets in the event of any liquidation, dissolution or winding up of the corporation shall be an amount equal to $500.00 per share.

                  5. The shares of Convertible Preferred Stock - Series "A" shall not be entitled to the benefit of any sinking fund to be applied for their purchase or redemption.

                  6. The shares of Convertible Preferred Stock - Series "A" shall be convertible, at the option of the holders thereof, at any time from and after the date of the fixing of an initial conversion price at the office of the corporation into fully paid and non-assessable shares at a price equal to the initial public offering price of the corporation's common shares (without deduction for any commissions or expenses) upon its first such public offering pursuant to a Registration Statement filed with the United States Securities and Exchange Commission (taking the Convertible Preferred Stock - Series "A" at $500.00 per share), said price to be called the "initial conversion price". In the case of the redemption of any share of the Convertible Preferred - Series "A", such right of conversion shall terminate as to the shares called for redemption, at the close of the day next prior to the date fixed for redemption, unless default shall be made in the payment of the redemption price. The conversion price shall be subject to adjustment from the date of its initial determination upon the terms and conditions hereinafter set forth except that no adjustment shall be made in the event that said adjustment would result in a change of the conversion price of less than 50 cents per share. Upon conversion the corporation shall make no payment or adjustment on account of dividends on the Convertible Preferred Stock - Series "A" surrendered for conversion.

                  The conversion price of the Convertible Preferred Stock - Series "A" shall be subject to adjustment from time to time after the determination of the initial conversion price as follows:

                           a. If the corporation shall issue any of its common
                  shares (other than as provided in subparagraph d of this paragraph 6 for a cash consideration per share less than the conversion price in effect immediately prior to the time of such issue, then forthwith upon such issue, said conversion price shall (until another such issue) be reduced to a price (calculated to the nearest cent) determined by dividing (1) an amount equal to the sum of (x) the number of common shares outstanding immediately prior to such issue, multiplied by the then existing conversion price, and (y) the consideration, if any, received by the corporation upon such issue, by (2) the total number of common shares outstanding immediately after such issue. For the purposes of this paragraph 6, the number of common shares outstanding, at any given time, shall not include shares in the treasury of the corporation.

                           For the purpose of this subparagraph a, the following
                  provisions shall also be applicable:

                                    1. In case any dividends on the common
                           shares of the corporation payable in common shares shall be declared or paid by the corporation, the common shares so issued shall be deemed to have been issued without consideration.

                                    2. If additional common shares are issued
                           for cash, the consideration received by the corporation therefor shall be deemed to be the amount of cash received for such shares (before deducting commission or other costs of such sale).

                                    3. If additional common shares are issued in
                           payment of any dividends upon any preferred shares of the corporation, the corporation shall be deemed to have received for such shares a consideration equal to the amount of such dividends so paid.

                           b. If the corporation shall issue common shares in
                  subdivision of outstanding common shares, by reclassification or otherwise, the conversion prices then in effect shall be reduced proportionately, and, in like manner, if there is any combination of common shares by reclassification or otherwise, the conversion price then in effect shall be proportionately increased.

                           c. If any capital reorganization or any
                  reclassification of the shares of the corporation shall occur or if there is a consolidation or merger of the corporation with another corporation, each share of Convertible Preferred Stock - Series "A" shall thereafter be convertible into the number of shares or other securities or property of the corporation, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the common shares of the corporation, deliverable upon conversion of such share of Convertible Preferred Stock - Series "A" would have been converted upon such capital reorganization, reclassification of shares, consolidation or merger; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holders of the Convertible Preferred Stock Series "A" to the end that the provisions set forth herein (including the specified changes in and other adjustments of the conversion price) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion of the Convertible Preferred Stock Series "A".

                           d. Anything in subparagraphs a through c of this
                  paragraph 6 to the contrary notwithstanding, no adjustment shall be made in the conversion price of the Convertible Preferred Stock - Series "A";

                                    1. upon the issuance of common shares upon
                           conversion of the Convertible preferred Stock - Series "A";

                                    2. upon the exercise of any option hereafter
                           granted to officers and employees of the corporation and any subsidiaries under any future stock option plan approved by the shareholders of the corporation;

                                    3. upon the issuance of common shares for a
                           consideration other than cash or for consideration, a substantial part of which is other than cash; and

                                    4. in the event of the purchase or other
                           acquisition by the corporation of any common shares or in the event of the sale or other disposition by the corporation of any common shares at any time theretofore purchased or otherwise acquired by it.

         FOURTH: The Board of Directors shall have the power to do any act nor inconsistent with the laws of New Jersey and is hereby vested with authority to act co-extensive with the fullest possible authority which may be conferred by law.

                  Dated this 26th day of February, 1970.


                                            THE CRAFTOOL COMPANY, INC.


                                            By:  /s/ Martin Miller
                                                --------------------------
                                                     Martin Miller
                                                     President

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           THE CRAFTOOL COMPANY, INC.







                            Dated: February 26, 1970





                            SIMON & ALLEN
                            Counsellors at Law
                            744 Broad Street
                            Newark, New Jersey   07102


FILED AND RECORDED
    Mar 12 1970

/s/ Robert M. Falcey
--------------------
Assistant Secretary of State


$1,000.00
    25.00
    13.00
     5.00

$1,043.00 - 2 Checks

                        CERTIFICATE OF AMENDMENT TO THE
                     RESTATED CERTIFICATE OF INCORPORATION

                                       of

                           THE CRAFTOOL COMPANY, INC.


To:      Secretary of State
         State of New Jersey


         Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4(3) of the New Jersey Business Corporation Act, the undersigned corporation executes the following Certificate of Amendment to its Restated Certificate of Incorporation:

         1. The name of the corporation is:

            THE CRAFTOOL COMPANY, INC.

         2. The following amendment to the Restated Certificate of Incorporation was approved by the Board of Directors and thereafter duly adopted by the shareholders of the corporation on the 15th day of June, 1970:

         RESOLVED, that the first sentence of Article THIRD: of the Restated Certificate of Incorporation be amended to read as follows:

             "A. The corporation shall have authority to issue a total of eleven thousand (11,000) shares classified as follows:

               Class                      Number
               -----                      ------

          Common shares              10,000 shares
                                     without nominal
                                     or par value

          Preferred shares            1,000 shares
                                     without nominal
                                     or par value."

         FURTHER RESOLVED, that the remainder of Article THIRD: shall continue in effect exactly as stated in the Restated Certificate of Incorporation.

         3. The number of shares outstanding at the time of the adoption of the above amendment was 8,834 common shares and 350 shares of Convertible Preferred Stock Series "A", all of which were entitled to vote thereon. The number of shares that were voted for and against such amendment were as follows:


                                 In Favor       Opposed to
                               of Amendment      Amendment
                               ------------     ----------

Common shares                       8,834            0
Preferred shares                      350            0



Dated this 24th day of June, 1970.


                                                THE CRAFTOOL COMPANY, INC.


                                                By /s/ Martin Miller
                                                  -----------------------------
                                                       Martin Miller, President

                        CERTIFICATE OF AMENDMENT TO THE
                     RESTATED CERTIFICATE OF INCORPORATION

                                       of

                           THE CRAFTOOL COMPANY, INC.



                             Dated: June 24th, 1970






                               SIMON & ALLEN
                               744 Broad St.
                               Newark, N.J. 07102

FILED AND RECORDED
    Jul 1 1970

/s/ Paul J. Sherwin
-------------------
Secretary of State


LICENSE FEE        None
                 ------

FILING FEE      $ 20.00
                -------

RECORDING          3.00
                -------

CERTIFYING COPY    5.00
                -------

SEC. OF STATE   $ 28.00
                -------

                        CERTIFICATE OF AMENDMENT TO THE
                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           THE CRAFTOOL COMPANY, INC.


To: Secretary of State
    State of New Jersey


         Pursuant to the provisions of Chapters 5, 6 and 9 of the New Jersey Business Corporation Act, the undersigned corporation executes the following Certificate of Amendment to its Restated Certificate of Incorporation:

         1. The name of the corporation is:

            THE CRAFTOOL COMPANY, INC.

         2. The following amendment to the Restated Certificate of Incorporation was unanimously approved by the Board of Directors and thereafter unanimously approved by the shareholders of the corporation on the 5th day of August, 1971:

         RESOLVED, that the first sentence of Article THIRD: of the Restated Certificate of Incorporation be amended to read as follows:

             "A. The corporation shall have authority to issue a total of
            Twenty-One Thousand (21,000) shares classified as follows:

             Class                              Number
             -----                              ------

             Common shares                      20,000 shares
                                                without nominal
                                                or par value

             Preferred shares                   1,000 shares
                                                without nominal
                                                or par value."

         FURTHER RESOLVED, that the remainder of Article THIRD: shall continue in effect exactly as stated in the Restated Certificate of Incorporation.

         3. The number of shares outstanding at the time of the adoption of the above amendment was 9202 common shares and 350 shares of Convertible Preferred Stock - Series "A", all of which were entitled to vote thereon. The holders of all outstanding common shares and all outstanding shares of Convertible Preferred Stock - Series "A" unanimously approved the adoption of the above amendment.



Dated:   August 9, 1971


                                                  THE CRAFTOOL COMPANY, INC.



                                                   By:/s/ Martin Miller
                                                      -------------------------
                                                        Martin Miller, President

                        CERTIFICATE OF AMENDMENT TO THE
                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           THE CRAFTOOL COMPANY, INC.




                      DATED: August 9, 1971






                            SIMON & ALLEN
                            744 Broad Street
                            Newark, New Jersey 07102


FILED AND RECORDED
    AUG 19 1971

/s/ Paul J. Sherwin
-------------------
Secretary of State


LICENSE FEE      100.00
                 ------

FILING FEE        35.00
                -------

RECORDING            --
                -------

CERTIFYING COPY   10.00
                -------

SEC. OF STATE   $145.00
                -------

                           THE CRAFTOOL COMPANY, INC.

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION


         A. The name of the corporation is THE CRAFTOOL COMPANY, INC., a New Jersey corporation.

         B. Attached hereto is a copy of a Resolution adopted by the Board of Directors of The Craftool Company, Inc. pursuant to the power conferred upon them in Article Third of the Certificate of Incorporation of said company and Subsections 14A:7-2 (2 and 3) of the New Jersey Statutes.

         C. The aforesaid Resolution was duly adopted by the Board of Directors of The Craftool Company, Inc. at a duly constituted meeting held on December 28, 1972.

         D. The Certificate of Incorporation of The Craftool Company, Inc., a New Jersey corporation, is hereby amended so that the designation and number of shares of each class and series acted upon in the aforesaid Resolution, and the relative rights, preferences and limitations of the preferred stock - series "B"
- are as stated in that Resolution.

                                            THE CRAFTOOL COMPANY, INC.

Attest:
/s/ Florence Miller                          By: /s/ Martin Miller
--------------------------                      -----------------------------
Florence Miller, Secretary                           Martin Miller, President

         RESOLVED that the Board of Directors of The Craftool Company, Inc. does hereby designate 600 shares of the authorized preferred stock of the corporation as its "Preferred Stock - Series B"; said stock to have the following relative rights, preferences and limitations:

         (a) The designation of the series of Preferred Stock created by this resolution shall be "Preferred Stock - Series B".

         (b) The stated value of the Preferred Stock - Series B shall be $500 per share.

         (c) The dividend rate of Preferred Stock - Series B shall be $40 per share per annum, payable on the first day of January and July in each year, commencing with the first day of July, 1973. Holders of Preferred Stock - Series B shall not be entitled to any dividends, unless said dividends shall be declared at the discretion of the Board of Directors and the dividends payable on said shares shall not be cumulative. No cash dividend shall be payable upon the common stock of the corporation unless the stated dividend of $40 per share for the Preferred Stock - Series B shall have been paid or declared in the subject year.

         (d) The holders of the Preferred Stock - Series B shall be entitled to one vote for each share of said stock standing of record in their respective names.

         (e) The Preferred Stock - Series B shall not be redeemable on or before March 31, 1976; and the redemption price of Preferred Stock - Series B shall thereafter be $500 per share.

         (f) The preference of Preferred Stock - Series B as to the junior stock of the company as to assets in the event of any liquidation, dissolution or winding up of the company shall be an amount equal to $500 per share.

         (g) The shares of Preferred Stock - Series B shall not be entitled to the benefit of any sinking fund to be applied for their purchase or redemption.

CORNER 35 UNSCANNABLE

                        CERTIFICATE OF AMENDMENT TO THE

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              SHOP VAC CORPORATION


TO:      Secretary of State
         State of New Jersey


         Pursuant to Section 14A:9-2(4) and Section 14A:9-4, Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Restated Certificate of Incorporation:

         1. The name of the corporation is:

            SHOP VAC CORPORATION

         2. Attached hereto is a copy of the amendment to the Restated Certificate of Incorporation of the corporation which was approved by the directors of the corporation on June 28, 1984 and thereafter adopted by the shareholders of the corporation on June 28, 1984.

         3. The number of shares issued and outstanding at the time of the adoption of the amendment was 8880 shares of Common stock and 600 shares of Preferred Stock - Series B. All shares of each class were entitled to vote on the adoption of the amendment and each class was entitled to vote on the adoption of the amendment as a class.

         4. In lieu of a meeting and vote of the shareholders, the amendment was adopted without a meeting pursuant to the written consents of the shareholders in accordance with Section 14A:5-6, Corporations, General, of the New Jersey Statutes. 8880 shares of Common stock were represented by such consent and 600 shares of Preferred Stock - Series B were represented by such consent.

         5. The stated capital of the corporation is not reduced by the adoption of the amendment.

         6. Outstanding shares of Common stock and Preferred Stock - Series B may be converted, at the election of each shareholder, into shares of Class A Preferred at the ratios of .6262 voting common shares per share of Class A Preferred Stock and 3 shares of Preferred Stock - Series B per share of Class A Preferred Stock.

Dated:   July 12, 1984

                                                SHOP VAC CORPORATION


                                                By /s/ William C. Reynolds
                                                   ---------------------------
                                                   William C. Reynolds
                                                   Vice President

                                AMENDMENT TO THE
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              SHOP VAC CORPORATION


         Article THIRD of the Restated Certificate of Incorporation of the Corporation is amended to read as follows:

         THIRD: The corporation shall have authority to issue a total of twenty-four thousand (24,000) shares classified as follows:

         Class                              Number
         -----                              ------

         Common                             20,000 shares
         Class A Preferred                   4,000 shares


         A. The par value and express terms of the shares of each class are as follows:

         1. Common

         Shares designated as Common shall be without par value and shall be issued for such consideration as shall be determined by the Board of Directors. Each share of Common shall entitle the holder thereof to notice of shareholders' meetings and to one vote on any matter submitted to the shareholders for their vote, consent, waiver, release or action.

         2. Class A Preferred

         Shares designated as Class A Preferred shall have a par value of One Thousand Dollars ($1000) per share. The express terms of Class A Preferred are as follows:

                  a. Dividends. Shares of Class A Preferred shall rank in respect of the order of payment of dividends senior in priority to shares of Common. The holders of Class A Preferred shall be entitled to receive, as and when declared by the Board of Directors, out of any funds of the corporation at the time legally available for the payment of dividends, an annual preferential noncumulative dividend at the annual rate of and not exceeding $120 per share, payable on the first day of January and July of each year commencing on the first day of the earlier of January or July after this Amendment is filed, before any dividend is paid on shares of Common in respect of such year. Dividends on Class B Preferred shall not be cumulative and if a dividend is not declared with respect to any fiscal year, it shall not accumulate or accrue whether or not the corporation has earned surplus in such year.

                  b. Redemption. The corporation may, at its option, at any time, redeem the whole or any part of the Class A Preferred at a price equal to One Thousand Dollars ($1000) per share, plus declared but unpaid dividends. The holders of Class A Preferred shall not have any right to compel the redemption of such shares. Except as provided in section 2(e) hereof, notice of redemption shall be given by the corporation, by personal delivery or by registered or certified mail, at least ninety (90) days and not more than one hundred and twenty (120) days prior to the date fixed for such redemption, to the holders of record of the shares of Class A preferred to be redeemed, at their respective addresses appearing on the records of the corporation.

                  c. Liquidation. Shares of Class A Preferred shall rank in respect of the distribution of assets in the event of any liquidation, dissolution or winding up of the affairs of the corporation in priority to shares of Common. In the event of a liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of Class A preferred shall be entitled to be paid an amount equal to one thousand dollars ($1000) per share, together with dividends declared but unpaid through the date of payment of such amount, before any amount is paid or distribution made to the holders of Common. If upon a liquidation, dissolution or winding up of the affairs of the corporation, the net assets of the corporation available for distribution to holders of Class A Preferred are insufficient to permit payment of the full preferential amounts payable to such holders, then the assets available for distribution to holders of Class A Preferred shall be distributed ratably to such holders in proportion to the full amounts to which they would otherwise be entitled as such holders. A merger or consolidation of the corporation with any other company or companies shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph.

                  d. Voting. Each share of Class A Preferred shall entitle the holder thereof to notice of shareholders' meetings and to one vote on any matter submitted to the shareholders for their vote, consent, waiver, release or action.

                  e. Conversion. A holder of Class A Preferred shares will have the right, exercisable at any time prior to the date such shares have been called for redemption, to convert shares of Class A Preferred stock into shares of Common (the "Conversion Feature"). Pursuant to the Conversion Feature, a holder of Class A Preferred stock may surrender some or all of his shares of Class A Preferred stock for shares of Common equal in fair market value, as of the date the holder's conversion rights are exercised, to the par value of the shares of Class A Preferred stock surrendered by the holder in exchange therefor. However, in no event shall a share of Class A Preferred stock be convertible into more than 1.5 shares of Common. The maximum number of shares of Common receivable upon the conversion of a share of Class A Preferred shall be appropriately adjusted should the corporation effect one or more stock splits, stock dividends, or similar capital adjustments. The corporation shall have the option of redeeming any Class A Preferred shares presented for conversion at par value in lieu of issuing Common as described above but only in the case of Class A Preferred shares presented for conversion (1) after the death or determination of incompetency of the original holder thereof (in the case of an original holder who is an individual not acting in a fiduciary capacity) or (2) after a transfer by the original holder thereof (in the case of any other original holder).

                              SHOP VAC CORPORATION
                               (the Corporation)


               Consent of the Holders of Preferred Stock-Series B
                        to Action Taken Without a Meeting
                           (adopted on June 18, 1984)

         The undersigned holders of Preferred Stock - Series B of the Corporation hereby consent, pursuant to Section 14A:5-6(l) of the New Jersey Business Corporation Act, to the adoption of the following Plan of Recapitalization without a meeting and on written consent:

                  WHEREAS the Corporation's authorized capital consists of 20,000 shares of Common stock, without par value, 350 shares of Convertible Preferred Stock - Series "A", without par value, and 600 shares of Preferred Stock - Series B, without par value, of which 8,880 shares of Common stock are issued and outstanding, no shares of Convertible Preferred Stock- Series "A" are issued and 600 shares of Preferred Stock-Series B are issued and outstanding; and

                  WHEREAS, in the judgment of the Board of Directors of the Corporation, it is in the best interest of the Corporation to implement a recapitalization of the capital stock of the Corporation, whereby the Convertible Preferred Stock - Series "A" and the Preferred
         Stock - Series B will be eliminated and a new class of stock, Class A Preferred, will be authorized.

                  NOW, THEREFORE, BE IT RESOLVED, that a plan of recapitalization be and hereby is adopted substantially in the form set forth below together with such changes as may be approved by an officer of the Corporation:

                  FIRST: Article THIRD of the Restated Certificate of Incorporation of the Corporation shall be amended to read as follows:

         THIRD: The corporation shall have authority to issue a total of twenty-four thousand (24,000) shares classified as follows:

         Class                              Number
         -----                              ------

         Common                             20,000 shares
         Class A Preferred                   4,000 shares


         A. The par value and express terms of the shares of each class are as follows:

         1. Common

         Shares designated as Common shall be without par value and shall be issued for such consideration as shall be determined by the Board of Directors. Each share of Common shall entitle the holder thereof to notice of shareholders' meetings and to one vote on any matter submitted to the shareholders for their vote, consent, waiver, release or action.

         2. Class A Preferred

         Shares designated as Class A Preferred shall have a par value of One Thousand Dollars ($1000) per share. The express terms of Class A Preferred are as follows:

         a. Dividends. Shares of Class A Preferred shall rank in respect of the order of payment of dividends senior in priority to shares of Common. The holders of Class A Preferred shall be entitled to receive, as and when declared by the Board of Directors, out of any funds of the corporation at the time legally available for the payment of dividends, an annual preferential noncumulative dividend at the annual rate of and not exceeding $120 per share, payable on the first day of January and July of each year commencing on the first day of the earlier of January or July after this Amendment is filed, before any dividend is paid on shares of Common in respect of such year. Dividends on Class B Preferred shall not be cumulative and if a dividend is not declared with respect to any fiscal year, it shall not accumulate or accrue whether or not the corporation has earned surplus in such year.

         b. Redemption. The corporation may, at its option, at any time, redeem the whole or any part of the Class A Preferred at a price equal to One Thousand Dollars ($1000) per share, plus declared but unpaid dividends. The holders of Class A Preferred shall not have any right to compel the redemption of such shares. Except as provided in section 2(e) hereof, notice of redemption shall be given by the corporation, by personal delivery or by registered or certified mail, at least ninety (90) days and not more than one hundred and twenty (120) days prior to the date fixed for such redemption, to the holders of record of the shares of Class A Preferred to be redeemed, at their respective addresses appearing on the records of the corporation.

         c. Liquidation. Shares of Class A Preferred shall rank in respect of the distribution of assets in the event of any liquidation, dissolution or winding up of the affairs of the corporation in priority to shares of Common. In the event of a liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of Class A Preferred shall be entitled to be paid an amount equal to one thousand dollars ($1000) per share, together with dividends declared but unpaid through the date of payment of such amount, before any amount is paid or distribution made to the holders of Common. If upon a liquidation, dissolution or winding up of the affairs of the corporation, the net assets of the corporation available for distribution to holders of Class A Preferred are insufficient to permit payment of the full preferential amounts payable to such holders, then the assets available for distribution to holders of Class A Preferred shall be distributed ratably to such holders in proportion to the full amounts to which they would otherwise be entitled as such holders. A merger or consolidation of the corporation with any other company or companies shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph.

         d. Voting. Each share of Class A Preferred shall entitle the holder thereof to notice of shareholders' meetings and to one vote on any matter submitted to the shareholders for their vote, consent, waiver, release or action.

         e. Conversion. A holder of Class A Preferred shares will have the right, exercisable at any time prior to the date such shares have been called for redemption, to convert shares of Class A Preferred stock into shares of Common (the "Conversion Feature"). Pursuant to the Conversion Feature, a holder of Class A Preferred stock may surrender some or all of his shares of Class A Preferred stock for shares of Common equal in fair market value, as of the date the holder's conversion rights are exercised, to the par value of the shares of Class A Preferred stock surrendered by the holder in exchange therefor. However, in no event shall a share of Class A Preferred stock be convertible into more than 1.5 shares of Common. The maximum number of shares of Common receivable upon the conversion of a share of Class A Preferred shall be appropriately adjusted should the corporation effect one or more stock splits, stock dividends, or similar capital adjustments. The corporation shall have the option of redeeming any Class A Preferred shares presented for conversion at par value in lieu of issuing Common as described above but only in the case of Class A Preferred shares presented for conversion (1) after the death or determination of incompetency of the original holder thereof (in the case of an original holder who is an individual not acting in a fiduciary capacity) or (2) after a transfer by the original holder thereof (in the case of any other original holder).

                  SECOND: Upon the filing of the Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, the Corporation shall offer to each holder of stock of the Corporation the right to exchange any or all of the shareholder's Common stock or Preferred Stock-Series B for shares Class A Preferred at the ratios of .6262 voting common shares per share of Class A Preferred stock and 3 shares of Preferred Stock - Series B per share of Class A Preferred stock.




                                                  /s/ Martin Miller
                                                  --------------------------
                                                  Martin Miller
                                                  Signed on June 18, 1984


                                                  /s/ Martin Miller, Trustee
                                                  ---------------------------
                                                  Martin Miller, as Trustee
                                                  under an indenture of
                                                  Florence Miller, dated
                                                  October 26, 1976 for the
                                                  benefit of Jonathan and
                                                  Matthew Miller and their
                                                  decendants
                                                  Signed on June 18, 1984

                              SHOP VAC CORPORATION
                               (the Corporation)


                     Consent of the Holders of Common Stock
                       to Action Taken Without a Meeting
                                (June 28, 1984)

         The undersigned holders of Common stock of the Corporation hereby consent, pursuant to Section 14A:5-6 (1) of the New Jersey Business Corporation Act, to the adoption of the following Plan of Recapitalization without a meeting and on written consent:

                  WHEREAS the Corporation's authorized capital consists of 20,000 shares of Common stock, without par value, 350 shares of Convertible Preferred Stock - Series "A", without par value, and 600 shares of Preferred Stock - Series B, without par value, of which 8,880 shares of Common stock are issued and outstanding, no shares of Convertible Preferred Stock - Series "A" are issued and 600 shares of Preferred Stock-Series B are issued and outstanding; and

                  WHEREAS, in the judgment of the Board of Directors of the Corporation, it is in the best interest of the Corporation to implement a recapitalization of the capital stock of the Corporation, whereby the Convertible Preferred Stock - Series "A" and the Preferred Stock-Series B will be eliminated and a new class of stock, Class A Preferred, will be authorized.

                  NOW, THEREFORE, BE IT RESOLVED, that a plan of recapitalization be and hereby is adopted substantially in the form set forth below together with such changes as may be approved by an officer of the Corporation:

                  FIRST: Article THIRD of the Restated Certificate of Incorporation of the Corporation shall be amended to read as follows:

         THIRD, The corporation shall have authority to issue a total of twenty-four thousand (24,000) shares classified as follows:

         Class                              Number
         -----                              ------

         Common                             20,000 shares
         Class A Preferred                   4,000 shares


         A. The par value and express terms of the shares of each class are as follows:

         1. Common

         Shares designated as Common shall be without par value and shall be issued for such consideration as shall be determined by the Board of Directors. Each share of Common shall entitle the holder thereof to notice of shareholders' meetings and to one vote on any matter submitted to the shareholders for their vote, consent, waiver, release or action.

         2. Class A Preferred

         Shares designated as Class A Preferred shall have a par value of One Thousand Dollars ($1000) per share. The express terms of Class A Preferred are as follows:

         a. Dividends. Shares of Class A Preferred shall rank in respect of the order of payment of dividends senior in priority to shares of Common. The holders of Class A Preferred shall be entitled to receive, as and when declared by the Board of Directors, out of any funds of the corporation at the time legally available for the payment of dividends, an annual preferential noncumulative dividend at the annual rate of and not exceeding $120 per share, payable on the first day of January and July of each year commencing on the first day of the earlier of January or July after this Amendment is filed, before any dividend is paid on shares of Common in respect of such year. Dividends on Class A preferred shall not be cumulative and if a dividend is not declared with respect to any fiscal year, it shall not accumulate or accrue whether or not the corporation has earned surplus in such year.

         b. Redemption. The corporation may, at its option, at any time, redeem the whole or any part of the Class A Preferred at a price equal to One Thousand Dollars ($1000) per share, plus declared but unpaid dividends. The holders of Class A Preferred shall not have any right to compel the redemption of such shares. Except as provided in section 2(e) hereof, notice of redemption shall be given by the corporation, by personal delivery or by registered or certified mail, at least ninety (90) days and not more than one hundred and twenty (120) days prior to the date fixed for such redemption, to the holders of record of the shares of Class A Preferred to be redeemed, at their respective addresses appearing on the records of the corporation.

         c. Liquidation. Shares of Class A Preferred shall rank in respect of the distribution of assets in the event of any liquidation, dissolution or winding up of the affairs of the corporation in priority to shares of Common. In the event of a liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of Class A Preferred shall be entitled to be paid an amount equal to one thousand dollars ($1000) per share, together with dividends declared but unpaid through the date of payment of such amount, before any amount is paid or distribution made to the holders of Common. If upon a liquidation, dissolution or winding up of the affairs of the corporation, the net assets of the corporation available for distribution to holders of Class A Preferred are insufficient to permit payment of the full preferential amounts payable to such holders, then the assets available for distribution to holders of Class A Preferred shall be distributed ratably to such holders in proportion to the full amounts to which they would otherwise be entitled as such holders. A merger or consolidation of the corporation with any other company or companies shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph.

         d. Voting. Each share of Class A Preferred shall entitle the holder thereof to notice of shareholders' meetings and to one vote on any matter submitted to the shareholders for their vote, consent, waiver, release or action.

         e. Conversion. A holder of Class A Preferred shares shall have the right, exercisable at any time prior to the date such shares have been called for redemption, to convert shares of Class A Preferred stock into shares of Common (the "Conversion Feature"). Pursuant to the Conversion Feature, a holder of Class A Preferred stock may surrender some or all of his shares of Class A

Preferred stock for shares of Common equal in fair market value, as of the date the holder's conversion rights are exercised, to the par value of the shares of Class A Preferred stock surrendered by the holder in exchange therefor. However, in no event shall a share of Class A Preferred stock be convertible into more than 1.5 shares of Common. The maximum number of shares of Common receivable upon the conversion of a share of Class A Preferred shall be appropriately adjusted should the corporation effect one or more stock splits, stock dividends, or similar capital adjustments. The corporation shall have the option of redeeming any Class A Preferred shares presented for conversion at par value in lieu of issuing Common as described above but only in the case of Class A Preferred shares presented for conversion (1) after the death or determination of incompetency of the original holder thereof (in the case of an original holder who is an individual not acting in a fiduciary capacity) or (2) after a transfer by the original holder thereof (in the case of any other original holder).

                  SECOND: Upon the filing of the Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, the Corporation shall offer to each holder of stock of the Corporation the right to exchange any or all of the shareholder's Common stock or Preferred Stock-Series B for shares of Class A Preferred at the ratios of .6262 voting common shares per share of Class A Preferred stock and 3 shares of Preferred Stock - Series B per share of Class A Preferred stock.

                                      /s/ Martin Miller
                                      --------------------------------
                                      Martin Miller
                                      Signed on June 28, 1984


                                      /s/ Martin Miller
                                      --------------------------------
                                      Martin Miller, as Trustee
                                      under an indenture of
                                      Florence Miller, dated
                                      October 26, 1976 for the
                                      benefit of Jonathan and
                                      Matthew Miller and their
                                      descendants
                                      Signed on June 28, 1984


                                      /s/ Jonathan Miller
                                      --------------------------------
                                      Jonathan Miller
                                      Signed on June 28, 1984


                                      /s/ Mathew Miller
                                      --------------------------------
                                      Matthew Miller
                                      Signed on June 28, 1984

                              SHOP VAC CORPORATION
                                (the Corporation)


                            Consent of the Directors
                       to Action Taken without a Meeting
                           (adopted on June 28, 1964)

         The undersigned, being all the directors of the Corporation, hereby consent, pursuant to Section 14A:6-7(2) of the New Jersey Business Corporation Act, to the adoption of the following Plan of Recapitalization without a meeting and on written consent:

                  WHEREAS the Corporation's authorized capital consists of 20,000 shares of Common stock, without par value, 350 shares of Convertible Preferred Stock - Series "A", without par value, and 600 shares of Preferred Stock - Series B, without par value, of which 8,880 shares of Common stock are issued and outstanding, no shares of Convertible Preferred Stock-Series "A" are issued and 600 shares of Preferred Stock Series B are issued and outstanding; and

                  WHEREAS, in the judgment of the Board of Directors of the Corporation, it is in the best interest of the Corporation to implement a recapitalization of the capital stock of the Corporation, whereby the Convertible Preferred Stock - Series "A" and the Preferred Stock - Series B will be eliminated and a new class of stock, Class A Preferred, will be authorized.

                  NOW, THEREFORE, BE IT RESOLVED, that a plan of recapitalization be and hereby is adopted substantially in the form set forth below together with such changes as may be approved by an officer of the Corporation:

                  FIRST: Article THIRD of the Restated Certificate of Incorporation of the Corporation shall be amended to read as follows:

         THIRD: the corporation shall have authority to issue a total of twenty-four thousand (24,000) shares classified as follows

         Class                              Number
         -----                              ------

         Common                             20,000 shares
         Class A Preferred                   4,000 shares

         A. The par value and express terms of the shares of each class are as follows:

         1. Common

         Shares designated as Common shall be without par value and shall be issued for such consideration as shall be determined by the Board of Directors. Each share of Common shall entitle the holder thereof to notice of shareholders' meetings and to one vote on any matter submitted to the shareholders for their vote, consent, waiver, release or action.

         2. Class A Preferred

         Shares designated as Class A Preferred shall have a par value of One Thousand Dollars ($1000) per share. The express terms of Class A Preferred are as follows:

         a. Dividends. Shares of Class A Preferred all rank in respect of the order of payment of dividends senior in priority to shares of Common. The holders of Class A Preferred shall be entitled to receive, as and when declared by the Board of Directors, out of any funds of the corporation at the time legally available for the payment of dividends, an annual preferential noncumulative dividend at the annual rate of and not exceeding $120 per share, payable on the first day of January and July of each year commencing on the first day of the earlier of January or July after this Amendment is filed, before any dividend is paid on shares of Common in respect of such year. Dividends on Class A preferred shall not be cumulative and if a dividend is not declared with respect to any fiscal year, it shall not accumulate or accrue whether or not the corporation has earned surplus in such year.

         b. Redemption. The corporation may, at its option, at any time, redeem the whole or any part of the Class A Preferred at a price equal to One Thousand Dollars ($1000) per share, plus declared but unpaid dividends. The holders of Class A Preferred shall not have any right to compel the redemption of such shares. Except as provided in section 2(e) hereof, notice of redemption shall be given by the corporation, by personal delivery or by registered or certified mail, at least ninety (90) days and not more than one hundred and twenty (120) days prior to the date fixed for such redemption, to the holders of record of the shares of Class A Preferred to be redeemed, at their respective addresses appearing on the records of the corporation.

         c. Liquidation. Shares of Class A Preferred shall rank in respect of the distribution of assets in the event of any liquidation, dissolution or winding up of the affairs of the corporation in priority to shares of Common. In the event of a liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of Class A preferred shall be entitled to be paid an amount equal to one thousand dollars ($1000) per share, together with dividends declared but unpaid through the date of payment of such amount, before any amount is paid or distribution made to the holders of Common. If upon a liquidation, dissolution or winding up of the affairs of the corporation, the net assets of the corporation available for distribution to holders of Class A Preferred are insufficient to permit payment of the full preferential amounts payable to such holders, then the assets available for distribution to holders of Class A Preferred shall be distributed ratably to such holders in proportion to the full amounts to which they would otherwise be entitled as such holders. A merger or consolidation of the corporation with any other company or companies shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph.

         d. Voting. Each share of Class A Preferred shall entitle the holder thereof to notice of shareholders' meetings and to one vote on any matter submitted to the shareholders for their vote, consent, waiver, release or action.

         e. Conversion. A holder of Class A Preferred shares shall have the right, exercisable at any time prior to the date such shares have been called for redemption, to convert shares of Class A preferred stock into shares of Common (the "Conversion Feature"). Pursuant to the Conversion Feature, a holder of Class A Preferred stock may surrender some or all of his shares of Class A Preferred stock for shares of Common equal in fair market value, as of the date the holder's conversion rights are exercised, to the par value of the shares of Class A Preferred stock surrendered by the holder in exchange therefor. However, in no event shall a share of Class A Preferred stock be convertible into more than 1.5 shares of Common. The maximum number of shares of Common receivable upon the conversion of a share of Class A Preferred shall be appropriately adjusted should the corporation effect one or more stock splits, stock dividends, or similar capital adjustments. The corporation shall have the option of redeeming any Class A Preferred shares presented for conversion at par value in lieu of issuing common as described above but only in the case of Class A Preferred shares presented for conversion (1) after the death or determination of incompetency of the original holder thereof (in the case of an original holder who is an individual not acting in a fiduciary capacity) or (2) after a transfer by the original holder thereof (in the case of any other original holder).

                  SECOND: Upon the filing of the Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, the Corporation shall offer to each holder of stock of the Corporation the right to exchange any or all of the shareholder's Common stock or Preferred Stock - Series B for shares of Class A preferred at the ratios of .6262 voting common shares per share of Class A preferred stock and 3 shares of Preferred Stock - Series B per share of Class A Preferred stock.

                  RESOLVED, that a plan of recapitalization substantially in the form presented above be submitted to the shareholders of the Corporation for their approval;

                  RESOLVED, that the proper officers of the Corporation be and hereby are authorized to do all such acts and execute such certificates, offers, agreements and other instruments as may be necessary or appropriate to implement a plan of recapitalization substantially in the form presented above and to otherwise carry out the foregoing resolutions, the execution by any such officer of any such document to be conclusive evidence of such officer's authority to act in accordance with these resolutions;

                  AND FURTHER RESOLVED, that any and all actions heretofore or hereafter taken by such officer or officers pursuant to or in furtherance of the intent and purposes of, the foregoing resolutions be, and they hereby are, ratified and confirmed as the act and deed of the Corporation.


                                              /s/ Martin Miller
                                              -----------------------------
                                              Martin Miller
                                              Signed on June 28, 1984


                                              /s/ Jonathan Miller
                                              -----------------------------
                                              Jonathan Miller
                                              signed on June 28, 1984


                                              /s/ Matthew Miller
                                              -----------------------------
                                              Matthew Miller
                                              Signed on June 28, 1984


                                              /s/ William C. Reynolds
                                              -----------------------------
                                              William C. Reynolds
                                              Signed on June 19th, 1984

                             CERTIFICATE OF MERGER                  FILED
                                       OF                       DEC. 31, 1990
                        CANTON MANUFACTURING CORPORATION        JOAN HABERLE
                                      INTO                   Secretary of State
                              SHOP-VAC CORPORATION                 0671323

To:      The Secretary of State
         State of New Jersey

         Pursuant to the provisions of Section 14A:10-7 Corporation, General, of the New Jersey Statutes, the undersigned corporations hereby execute the following Certificate of Merger.


                                  ARTICLE ONE

         The names of the corporations proposing to merge and the names of the states under the laws of which such corporation are organized, are as follows:

      Name of Corporation                         State of Incorporation
      -------------------                         -----------------------
      Shop-Vac Corporation                              New Jersey
      Canton Manufacturing Corporation                  Pennsylvania


                                  ARTICLE TWO

         The laws of Pennsylvania, the state under which such foreign corporation is organized, permit such merger and that the applicable provisions of the laws of said jurisdiction under which such foreign corporation was organized have been, or upon compliance with filing and recording requirements will have been, complied with.


                                 ARTICLE THREE

         The name of the surviving corporation shall be Shop-Vac Corporation and it shall be governed by the laws of the State of New Jersey.

         The total authorized capital stock of the surviving corporation shall be 24,000 shares, itemized by classes, par value of shares, shares without par value, and series, if any, within a class as follows:

                                                            Par Value Per Share or
                Series                                      statement that shares
Class          (if any)        Number of Shares             are without par value
-----          --------        ----------------             ----------------------

Common            --                20,000                    Without Par

Class A
  Preferred       --                 4,000                    Par $1,000

         The address of the surviving corporation's registered office is Corporation Trust Company, 28 West State Street, Trenton, NJ 08608 and the name of the registered agent at such address is Corporation Trust Company.


                                  ARTICLE FOUR

         The following plan of merger was approved by the directors of the undersigned domestic corporation in the manner prescribed by the New Jersey Business Corporation Act, and was approved by the undersigned foreign corporation in the manner prescribed by the laws of the State under which it is organized:


                                 PLAN OF MERGER
          CANTON MANUFACTURING CORPORATION, A PENNSYLVANIA CORPORATION
                                      INTO
                 SHOP-VAC CORPORATION, A NEW JERSEY CORPORATION

         This Plan of Merger (the "Plan") is adopted in accordance with the New Jersey Business Corporation Act and the Pennsylvania Business Corporation Law and pursuant to the following terms and conditions:

         I. Canton Manufacturing Corporation, a Pennsylvania corporation (the "Merged Corporation"), shall be merged into Shop-Vac Corporation, a New Jersey corporation (the "Surviving Corporation"), in accordance with the provisions of this Plan.

         II. This merger shall become effective on January 1, 1991 at 12:01 A.M. prevailing time.

         III. Upon this merger becoming effective, the separate existence of the Merged Corporation shall cease and the said Merged Corporation shall be merged into the Surviving Corporation which shall continue its corporate existence and be the corporation surviving the merger, all in accordance with the provisions of this Plan. The Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as a private nature and be subject to all restrictions, disabilities and duties of the Merged Corporation and all property, real, personal and mixed, and franchises of and all debts due to the Merged Corporation on whatever account, as well as all other things in action of or belonging to the Merged Corporation, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed and all property, rights, privileges, powers and franchises and all and every other interest of the Merged Corporation shall be thereafter as effectually the property of the Surviving Corporation as they were of the Merged Corporation; and the title to any and all real estate, whether by deed or otherwise, vested in the Merged Corporation shall not revert or be in any way impaired by reason of this merger; Provided, however, that all rights of creditors and all liens upon any property of the Merged Corporation shall be preserved, unimpaired and all debts, liabilities, obligations and duties of the Merged Corporation shall thenceforth attach to the Surviving Corporation and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it.

         If at any time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any things are necessary or desirable to vest in said corporation, according to the terms thereof, the title to any property or rights of the Merged Corporation, the proper officers and directors of said corporation shall and will execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation and otherwise carry out the purposes of this Plan.

         IV. Prior to this merger becoming effective, the Surviving Corporation and/or the Merged Corporation, as applicable, shall file a Certificate of Merger with the Secretary of the State of New Jersey pursuant to Section 14A:10-4.1 of the New Jersey Business Corporation Act, and shall file Articles of Merger with the Department of State of Pennsylvania, pursuant to Section 1927 of the Pennsylvania Business Corporation Law.

         V. The mode of carrying into effect the merger under this Plan is as follows:

                  A. All shares of Common Stock in the Merged Corporation issued and outstanding or issued and held as treasury shares by the Merged Corporation immediately prior to the merger becoming effective shall cease to be issued and outstanding or issued and held as treasury shares and shall be treated as cancelled and retired upon the merger becoming effective and thereafter.

                  B. All shares of Common Stock in the Surviving Corporation issued and outstanding immediately prior to the merger becoming effective shall remain issued and outstanding upon the merger becoming effective and thereafter as shares of Common Stock in the Surviving Corporation.

         VI. The Surviving Corporation and the Merged Corporation shall bear all expenses of the Merger.

         VII. The proper officers of the Surviving Corporation and of the Merged Corporation are hereby authorized and directed to execute, in the name and on behalf of the Surviving Corporation and the Merged Corporation, respectively, and under their corporate seals, or otherwise, and to deliver any and all agreements, certificates, applications or other instruments and to take from time to time any and all such other action necessary or desirable to carry out the purposes of this Plan.

         VIII. Anything herein or elsewhere to the contrary notwithstanding, this Plan may be terminated and abandoned at any time before the effective time of the merger by the Board of Directors of the Surviving Corporation. Upon any such termination, neither party shall have any liability to the other.


                                  ARTICLE FIVE

         The plan of merger was approved by the board of directors of Shop-Vac Corporation and that no vote of the shareholders of the surviving corporation was required because of the applicability of the provisions of Section 14A:10-3
(4), Title 14A, Revised Statutes of New Jersey.


                                  ARTICLE SIX

         The effective date of this Certificate shall be January 1, 1991 at 12:01 a.m.

         IN WITNESS WHEREOF each of the undersigned corporations has caused this Certificate of Merger to be executed in its name by its President as of the 26th day of December, 1990.



                                        SHOP-VAC CORPORATION


                                        By: /s/ W. Earl Stogner
                                           -----------------------------
                                            Vice President

                                        CANTON MANUFACTURING CORPORATION


                                        By: /s/ W. Earl Stogner
                                           -----------------------------
                                            Vice President

                        CERTIFICATE OF AMENDMENT TO THE              FILED
                                                                 DEC. 17, 1992
                        CERTIFICATE OF INCORPORATION OF        DANIEL J. DALTON
                                                              Secretary of State
                              SHOP VAC CORPORATION                  0811406

To:      The Secretary of State
         State of New Jersey        EIN:  13-5609081


         Pursuant to the provisions of Section 14A:9-2(4) and Section 14A:9-4(3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

         1. The name of the corporation is SHOP VAC CORPORATION.

         2. The following amendment to the Certificate of Incorporation was approved by the directors by unanimous written consent and thereafter duly submitted to the shareholders of the corporation on the 14th day of December, 1992:

         The Third Paragraph of the Certificate of Incorporation is hereby amended and restated to read as follows:

                  "THIRD. The authorized capital stock of the corporation shall consist of two (2) classes of stock as follows:

                  Class A Common Stock - 20,000 shares of Class A Common
                           Stock with no par value.

                  Class B Common Stock - 1,000,000 shares of Class B Common
                           Stock with no par value.

                  The voting powers of the shareholders shall be vested exclusively in the holders of the Class A Common Stock, and the holders of the Class B Common Stock, as such, shall be entitled to no voting powers whatsoever nor shall they be entitled to notice of any meetings. Every holder of Class A

         Common Stock shall be entitled to one vote for each share of Class A Common Stock standing in his or her name on the books of the Corporation.

                  For the purpose of sharing in surplus by way of dividends and in the event of liquidation or dissolution of the corporation, the Class A Common Stock and the Class B Common Stock shall be treated as though they constitute shares of the same class. Each share of Class A Common Stock and Class B Common Stock shall share equally in any dividends, whether declared out of surplus or in liquidation or dissolution of the corporation.

                  The corporation is no longer authorized to issue Preferred Stock."

         3. The shareholders adopted the foregoing amendment by unanimous written consent on December 14th, 1992.

         4. The number of shares entitled to vote on the foregoing amendment was 6,500.

         5. The number of shares voting for and against such amendment is as follows:

         Number of Shares Voting    Number of Shares Voting
             for Amendment            Against Amendment
         -----------------------    -----------------------

                6,500                       -0-

         6. Each share of the Common Stock of the corporation that is issued and outstanding prior to the filing of this Certificate of Amendment shall be converted into one share of Class A Common Stock upon filing of this Certificate of Amendment. The holders of Common Stock of the Corporation are entitled to turn over their certificates for such stock to have them redesignated Class A Common Stock or, at the option of the Corporation, to have new Class A Common Stock issued to then.

         7. The corporation shall issue one hundred (100) shares of Class B Common Stock for every share of Class A Common Stock issued and outstanding as of December 15, 1992.

       Dated this _______ day of December, 1992.

                                          SHOP VAC CORPORATION


                                           By  /s/ Jonathan Miller
                                              ---------------------------
                                              Johnathan Miller, President
CERTIFICATE OF AMENDMENT TO
                                            RECORDED AND FILED:
CERTIFICATE OF INCORPORATION OF

SHOP VAC CORPORATION


FILED BY:

                                            -----------------------------
                                            Recorder's Initials


TRANSACTION NO.:
                --------------------------